                                    EXHIBIT A
                           ORGANIZATIONAL CHART OF THE
                LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

All the members of the holding company system are corporations with the exception of Delaware Distributors, L.P. and Founders CBO, L.P.


|-------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|-------------------------------
   |
   |     |-----------------------------------------
   |-----| Lincoln National Management Corporation
   |     | 100% - Pennsylvania - Management Company
   |     |-----------------------------------------
   |
   |     |---------------------------------------------------
   |     | Lincoln National Financial Institutions Group, Inc.
   |     | (fka The Richard Leahy Corporation)
   |-----| 100% - Indiana - Insurance Agency
   |     |---------------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Investment Alternatives, Inc.
            |     | 100% - Pennsylvania - Insurance Agency
            |     |-----------------------------------------------

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |
   |     |-------------------------------------------------------
   |-----| LincAm Properties, Inc.
   |     | 50% - Delaware - Real Estate Investment
   |     |-------------------------------------------------------
   |
   |
   |     |-------------------------------------------------------
   |-----| Lincoln Life Improved Housing, Inc.
   |     | 100% - Indiana
   |     |-------------------------------------------------------

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------------
   |     | Lincoln National Investments, Inc.
   |-----| (fka Lincoln National Investment Companies, Inc.)
         | 100% - Indiana - Holding Company
         |---------------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln National Investment Companies, Inc.
            |-----| (fka Lincoln National Investments, Inc.)
                  | 100% - Indiana - Holding Company
                  |---------------------------------------------
                     |
                     |     |------------------------------------
                     |-----| Delaware Management Holdings, Inc.
                           | 100% - Delaware - Holding Company
                           |------------------------------------
                              |
                              |     |-----------------------------------
                              |-----| DMH Corp.
                                    | 100% - Delaware - Holding Company
                                    |-----------------------------------
                                       |
                                       |     |--------------------------------------
                                       |-----| DIAL Holding Company, Inc.
                                       |     | 100% - Delaware - Holding Company
                                       |     |--------------------------------------
                                       |     |
                                       |     |     |-------------------------------------
                                       |     |-----| Delaware International Advisers Ltd.
                                       |     |     | 81.1% - England - Investment Advisor
                                       |     |     |-------------------------------------
                                       |     |
                                       |     |     |------------------------------------------
                                       |     |     | Delaware International Holdings, Ltd.
                                       |     |-----| 100% - Bermuda - Mktg. & Admin. Services
                                       |           |------------------------------------------
                                       |            |
                                       |            |     |---------------------------------------
                                       |            |-----| Delaware International Advisers, Ltd.
                                       |                  | 18.9% - England - Investment Advisor
                                       |                  |---------------------------------------
                                       |
                                       |     |------------------------------------
                                       |-----| Delaware Investments U.S., Inc.
                                             | 100% - Delaware - Holding Company
                                             |------------------------------------
                                                |
                                                |     |------------------------------------------------
                                                |     |Delaware Capital Management Company, Inc.
                                                |-----|(formerly Delaware Investment Counselors, Inc.)
                                                |     |100% - Delaware - Investment Advisor
                                                |     |------------------------------------------------
                                                |        |
                                                |        |
                                                |        |   |--------------------------------------------------------
                                                |        |   |Delaware Distributors, L.P.
                                                |        |---|98% - Delaware - Mutual Fund Distributor & Broker/Dealer
                                                |            |1% Equity - Delaware Capital Management, Inc.
                                                |            |1% Equity - Delaware Distributors, Inc.
                                                |            ---------------------------------------------------------
                                                |
                                                |     |-----------------------------------------
                                                |-----|Delaware Distributors, Inc.
                                                |     |100% - Delaware - General Partner
                                                |     |-----------------------------------------
                                                |       |
                                                |       |
                                                |       |    |--------------------------------------------------------
                                                |       |----|Delaware Distributors, L.P.
                                                |            |98% - Delaware - Mutual Fund Distributor & Broker/Dealer
                                                |            |1% Equity - Delaware Capital Management, Inc.
                                                |            |1% Equity - Delaware Distributors, Inc.
                                                |            |--------------------------------------------------------
                                                |
                                                |     |-----------------------------------------
                                                |-----|Delaware General Management, Inc.
                                                      |100% - Delaware - General Partner
                                                      ------------------------------------------

                                      -3-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------------
   |     | Lincoln National Investments, Inc.
   |-----| (fka Lincoln National Investment Companies, Inc.)
         | 100% - Indiana - Holding Company
         |---------------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln National Investment Companies, Inc.
            |-----| (fka Lincoln National Investments, Inc.)
                  | 100% - Indiana - Holding Company
                  |---------------------------------------------
                     |
                     |     |------------------------------------
                     |-----| Delaware Management Holdings, Inc.
                           | 100% - Delaware - Holding Company
                           |------------------------------------
                              |
                              |     |-----------------------------------
                              |-----| DMH Corp.
                                    | 100% - Delaware - Holding Company
                                    |-----------------------------------
                                       |
                                       |     |------------------------------------
                                       |-----| Delaware Investments U.S., Inc.
                                             | 100% - Delaware - Holding Company
                                             |------------------------------------
                                                |
                                                |     |-----------------------------------
                                                |-----| Delaware Management Company, Inc.
                                                |     | 100% - Delaware - Holding Company
                                                |     |-----------------------------------
                                                |        |
                                                |        |     |----------------------------------------------------------
                                                |        |     | Delaware Management Business Trust
                                                |        |-----| 100% - Delaware - Investment Advisor
                                                |              | Consists of the following series:  Delaware
                                                |              | Management Company; Delaware Investment
                                                |              | Advisers; Delaware Lincoln Investment Advisers;
                                                |              | Vantage Investment Advisers; and Delaware
                                                |              | Lincoln Cash Management
                                                |              |----------------------------------------------------------
                                                |               |
                                                |               |   |-------------------------------------------------
                                                |               |   | Delaware Distributors, L.P.
                                                |               |---| 98% - Delaware - Mutual Fund Distributor & Broker/Dealer
                                                |                   | 1% Equity - Delaware Capital Management, Inc.
                                                |                   | 1% Equity - Delaware Distributors, Inc.
                                                |                   |-------------------------------------------------
                                                |
                                                |   |-----------------------------------
                                                |   |Delaware Management Trust Company
                                                |---|100% - Pennsylvania - Trust Service
                                                |    ------------------------------------
                                                |
                                                |   |-------------------------------------------------------
                                                |---|Delaware Service Company, Inc.
                                                |   |100% - Delaware - Shareholder Services & Transfer Agent
                                                |   |-------------------------------------------------------
                                                |
                                                |   |----------------------------------------------------------------
                                                |---|Retirement Financial Services, Inc.
                                                    |(formerly Delaware Investment & Retirement Services, Inc.)
                                                    |100% - Delaware - Registered Transfer Agent & Investment Advisor
                                                    |----------------------------------------------------------------
                                                      |
                                                      |
                                                      |    |---------------------------------------------------------
                                                      |----|LNC Administrative Services Corporation
                                                           |100% - Indiana - Third Party Administrator
                                                           |---------------------------------------------------------

                                      -4-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------
   |-----| The Lincoln National Life Insurance Company
         | 100% - Indiana
         |---------------------------------------------
            |
            |     |--------------------------------------------------
            |-----| The Administrative Management Group, Inc.
            |     | 100% - Illinois Corporation
            |     |--------------------------------------------------
            |        |
            |        |     |---------------------------------------------------
            |        |-----| AMG Service Corp.
            |              | 100% - Illinois - Transfer Agent
            |              |---------------------------------------------------
            |
            |     |------------------------------------------------------------------
            |     | AnnuityNet, Inc.
            |-----| 10.8% Indiana - (additional 2.3% ownership by LNC for a combined
            |     | ownership of 13.1%) Distribution of annuity products
            |     |------------------------------------------------------------------
            |        |
            |        |     |-----------------------------------
            |        |-----| AnnuityNet Insurance Agency, Inc.
            |        |     | 100% - Indiana - Insurance Agency
            |        |     |-----------------------------------
            |        |
            |        |     |----------------------------------------------------
            |        |-----| AnnuityNet Insurance Agency of Massachusetts, Inc.
            |        |     | 100% - Massachusetts - Insurance Agency
            |        |     |----------------------------------------------------
            |        |
            |        |     |-----------------------------------
            |        |-----| AnnuityNet of Alabama, Inc.
            |        |     | 100% - Alabama - Insurance Agency
            |        |     |-----------------------------------
            |        |
            |        |     |--------------------------------------
            |        |-----| AnnuityNet of New Mexico, Inc.
            |              | 100% - New Mexico - Insurance Agency
            |              |--------------------------------------
            |
            |     |-------------------------------------------------------
            |     | LFA, Limited Liability Company
            |-----| 99% - Indiana - Limited Liability Company (Remaining
            |     | 1% owned by First Penn-Pacific Life Insurance Company)
            |     |-------------------------------------------------------
            |
            |     |-------------------------------------------------------
            |     | LFA of Delaware, Limited Liability Company
            |-----| 99% - Delaware - Limited Liability Company (Remaining
            |     | 1% owned by First Penn-Pacific Life Insurance Company)
            |     |-------------------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln National Insurance Associates, Inc.
            |-----| (formerly CIGNA Associates, Inc.)
            |     | 100% - Connecticut - Insurance Agency
            |     |---------------------------------------------
            |        |
            |        |     |--------------------------------------------------------
            |        |-----| Lincoln National Insurance Associates of Alabama, Inc.
            |        |     | 100% - Alabama - Insurance Agency
            |        |     |--------------------------------------------------------
            |        |
            |        |     |--------------------------------------------------------------
            |        |     | Lincoln National Insurance Associates of Massachusetts, Inc.
            |        |-----| (formerly CIGNA Associates of Massachusetts, Inc.)
            |        |     | 100% - Massachusetts - Insurance Agency
            |        |     |--------------------------------------------------------------
            |        |
            |        |     |-----------------------------------------------------
            |        |     | Lincoln National Insurance Associates of Ohio, Inc.
            |        |-----| (formerly CIGNA Associates of Ohio Agency, Inc.)
            |        |     | 100% - Ohio - Insurance Agency
            |        |     |-----------------------------------------------------
            |        |
            |        |     |-------------------------------------------------------
            |        |-----| Lincoln National Insurance Associates of Hawaii, Inc.
            |              | 100% - Hawaii - Insurance Agency
            |              |-------------------------------------------------------
            |
            |     |-------------------------------------------
            |     | Lincoln Financial Distributors, Inc.
            |-----| (formerly Sagemark Consulting, Inc. and
            |     | CIGNA Financial Advisors, Inc.)
            |     | 100% - Connecticut - Broker Dealer
            |     |-------------------------------------------
            |
            |     |-------------------------------------------------------
            |     | LFD Insurance Agency, Limited Liability Company
            |-----| 99% - Delaware - Limited Liability Company (Remaining
            |     | 1% owned by First Penn-Pacific Life Insurance Company)
            |     |-------------------------------------------------------
            |
            |     |-------------------------------------------
            |-----| First Penn-Pacific Life Insurance Company
            |     | 100% - Indiana
            |     |-------------------------------------------
            |        |
            |        |     |-------------------------------------------------------
            |        |     | Lincoln Retirement Advisors, Inc.
                     |-----| (formerly First Penn-Pacific Securities, Inc.)
            |              | 100% - Illinois - Broker Dealer and Insurance Agency
            |              |-------------------------------------------------------
            |
            |     |--------------------------------------------
            |-----| Lincoln Life & Annuity Company of New York
                  | 100% - New York
                  |--------------------------------------------

                                       -5-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------
   |-----| The Lincoln National Life Insurance Company
         | 100% - Indiana
         |---------------------------------------------
            |
            |     |-----------------------------------------
            |     | Lincoln Financial Advisors Corporation
            |-----| (formerly LNC Equity Sales Corporation)
            |     | 100% - Indiana - Broker-Dealer
            |     |-----------------------------------------
            |
            |     |---------------------------------------------
            |-----| Lincoln Financial Group, Inc.
            |     | 100% - Alabama - Insurance Agency
            |     |---------------------------------------------
            |
            |     |--------------------------------------------------------------------------
            |-----| Lincoln Financial and Insurance Services Corporation
            |     | 100% - California - Insurance Agency
            |     |--------------------------------------------------------------------------
            |        |
            |        |     |---------------------------------------------------------------
            |        |-----| California Fringe Benefit and Insurance Marketing Corporation
            |        |     | 100% - California - Insurance Agency
            |        |     |---------------------------------------------------------------
            |        |
            |     |-----------------------------------------------
            |     | Lincoln Financial Services and Insurance
            |-----| Brokerage of New England, Inc.
                  | 100%-Massachusetts-Insurance Agency
                  |-----------------------------------------------


                                       -6-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------
   |-----| The Lincoln National Life Insurance Company
   |     | 100% - Indiana
   |     |---------------------------------------------
   |        |
   |        |     |-----------------------------------------------
   |        |-----| Lincoln Realty Capital Corporation
   |        |     | 100% - Indiana - General Business Corporation
   |        |     |-----------------------------------------------
   |        |
   |        |     |--------------------------------------------
   |        |-----| Lincoln Retirement Services Company, LLC
   |        |     | 100% - Indiana - Limited Liability Company
   |        |     |--------------------------------------------
   |        |
   |        |     |------------------------------------------------------------
   |        |-----| Lincoln Variable Insurance Products Trust
   |        |     | Delaware Business Trust and Investment Company
   |        |     | (Majority of shares owned by The Lincoln National Life
   |        |     | Insurance Company; remaining shares owned by
   |        |     | Lincoln Life & Annuity Company of New York)
   |        |     |
   |        |     | Consists of the following series:
   |        |     | Aggressive Growth Fund; Bond Fund; Capital Appreciation
   |        |     | Fund; Equity-Income Fund; Global Asset Allocation Fund;
   |        |     | Growth and Income Fund; International Fund; Managed
   |        |     | Fund; Money Market Fund; Social Awareness Fund;
   |        |     | Special Opportunities Fund
   |        |     |
   |        |     | Note: legal ownership resides with LNL and LNY
   |        |     | but beneficial ownership resides with the contract owners.
   |        |     |-------------------------------------------------------------

   |        |     |--------------------------------------------
   |        |-----| Select Capital, LLC
   |        |     | 100% - Indiana - Limited Liability Company
   |        |     |--------------------------------------------
   |        |          |
   |        |          |     |-----------------------------------------------------------
   |        |          |-----| Pegasus Capital, LLC
   |        |                | 99% - Indiana - Limited Liability Company
   |        |                | (Remaining 1% owned by Lincoln Realty Capital Corporation
   |        |                |-----------------------------------------------------------
   |        |
   |        |     |-------------------------------
   |        |-----| Wakefield Tower Alpha Limited
   |              | 100% - Cayman Islands
   |              |-------------------------------
   |
   |     |-------------------------------------
   |-----| Lincoln National Realty Corporation
   |     | 100% - Indiana - Real Estate
   |     |-------------------------------------
   |
   |     |---------------------------------------------------------
   |-----| Lincoln National Reinsurance Company (Barbados) Limited
         | 100% - Barbados
         |---------------------------------------------------------

                                      -7-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |-------------------------------------------------------------
   |-----| Lincoln National (UK) PLC
         | 99.99% - England/Wales - Holding Company
         | (Remainder owned by The Lincoln National Life Insurance Co.)
         |-------------------------------------------------------------
            |
            |     |-------------------------------------------------------
            |     | City Financial Partners Limited
            |-----| 100% - England/Wales - Distribution of
            |     | Life Assurance & Pension Products
            |     |-------------------------------------------------------
            |
            |     |-------------------------------------------------------
            |     | Liberty Press Limited
            |-----| (formerly ILI Supplies Limited)
            |     | 100% - England/Wales - Computer Leasing
            |     |-------------------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln Financial Advisers Limited
            |-----| (formerly Laurentian Financial Advisers Ltd.)
            |     | 100% - England/Wales - Sales Company
            |     |-----------------------------------------------
            |
            |     |-------------------------------------------
            |     | Lincoln Administration Services Limited
            |-----| 100% - England/Wales - Administrative Services (Inactive)
            |     |-------------------------------------------
            |
            |     |--------------------------------------------------
            |     | Financial Alliances Limited
            |     | (formerly Lincoln ISA Management Limited;
            |-----| Lincoln Unit Trust Management Limited;
            |     | Laurentian Unit Trust Management Limited)
            |     | 100% - England/Wales - Unit Trust Management
            |     |--------------------------------------------------
            |
            |     |--------------------------------------------------
            |---- |Lincoln Executive Club Trustee Limited
            |     |100% - England/Wales (Dormant)
            |     |--------------------------------------------------
            |
            |-----|--------------------------------------------------
            |     |Consumers Financial Education Company Limited
            |     |100% - England/Wales (Dormant)
            |     |--------------------------------------------------

                                      -8-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |--------------------------------------------------------------
   |-----| Lincoln National (UK) PLC
         | 99.99% - England/Wales - Holding Company
         | (Remainder owned by The Lincoln National Life
         | Insurance Co.)
         |--------------------------------------------------------------
            |
            |     |-------------------------------------------
            |     | Lincoln Financial Group PLC
            |-----| (formerly Laurentian Financial Group PLC)
            |     | 100% - England/Wales - Holding Company
            |     |-------------------------------------------
            |        |
            |        |     |---------------------------------------
            |        |     | Lincoln Milldon Limited
            |        |-----| (formerly Laurentian Milldon Limited)
            |        |     | 100% - England/Wales - Sales Company
            |        |     |---------------------------------------
            |        |
            |        |     |---------------------------------------------------
            |        |     | Lincoln Management Services Limited
            |        |-----| (formerly Laurentian Management Services Limited)
            |              | 100% - England/Wales - Management Services
            |              |---------------------------------------------------
            |                 |
            |                 |     |------------------------------------------------
            |                 |-----| Laurit Limited
            |                       | 100% - England/Wales - Data Processing Systems
            |                       |------------------------------------------------
            |
            |     |---------------------------------------------------------
            |-----| Laurtrust Limited
            |     | 100% - England/Wales - Pension Scheme Trustee (Inactive)
            |     |---------------------------------------------------------
            |
            |     |----------------------------------------------------------
            |-----| LN Management Limited
                  | 100% - England/Wales - Administrative Services (Dormant)
                  |----------------------------------------------------------

                                      -9-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |-----------------------------------------
   |-----| Lincoln National (UK) PLC
         | 99.99% - England/Wales - Holding Company
         | (Remainder owned by The Lincoln National Life
         |  Insurance Co.)
         |-----------------------------------------
            |
            |     |------------------------------------
            |-----| Lincoln General Insurance Co. Ltd.
            |     | 100% - Accident & Health Insurance
            |     |------------------------------------
            |
            |     |------------------------------------------
            |-----| Lincoln Assurance Limited
            |     | 100% ** - England/Wales - Life Assurance
            |     |------------------------------------------
            |        |
            |        |     |------------------------------------------------------
            |        |-----| Barnwood Property Group Limited
            |        |     | 100% - England/Wales - Property Management Co.
            |        |     |------------------------------------------------------
            |        |        |
            |        |        |     |--------------------------------------------
            |        |        |-----| Barnwood Properties Limited
            |        |              | 100% - England/Wales - Property Investment
            |        |              |--------------------------------------------
            |        |
            |        |     |-------------------------------------------------------
            |        |-----| IMPCO Properties G.B. Ltd.
            |              | 100% - England/Wales - Property Investment (Inactive)
            |              |-------------------------------------------------------
            |
            |     |------------------------------------------
            |-----| Lincoln Insurance Services Limited
                  | 100% - Holding Company
                  |------------------------------------------
                              |
                              |     |------------------------------------
                              |-----| Chapel Ash Financial Services Ltd.
                                    | 100% - Direct Insurance Sales
                                    |------------------------------------


                                      -10-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |----------------------------------------
   |-----| Lincoln National (UK) PLC
   |     | 99.99% - England/Wales - Holding Company
   |     | (Remainder owned by The Lincoln National Life
   |     |  Insurance Co.)
   |     |----------------------------------------
            |
            |     |----------------------------------------------
            |-----| Lincoln Unit Trust Managers Limited
            |     | 100% - England/Wales - Investment Management
            |     |----------------------------------------------
            |
            |     |-----------------------------------------------------------
            |-----| LIV Limited (formerly Lincoln Investment Management Ltd.)
            |     | 100% - England/Wales - Investment Management Services
            |     |-----------------------------------------------------------
            |
            |     |-----------------------------------------------------------
            |     | Lincoln Independent Limited
            |-----| (formerly Laurentian Independent Financial Planning Ltd.)
            |     | 100% - England/Wales - Independent Financial Adviser
            |     |-----------------------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln Investment Management Limited
            |-----| (formerly Laurentian Fund Management Ltd.)
            |     | 100% - England/Wales - Investment Management
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| LN Securities Limited
            |     | 100% - England/Wales - Nominee Company
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Niloda Limited
            |     | 100% - England/Wales - Investment Company
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln Independent (Jersey) Limited
            |-----| (formerly Lincoln National (Jersey) Limited)
            |     | 100% - England/Wales - Dormant
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln National (Guernsey) Limited
            |     | 100% - England/Wales - Dormant
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln SBP Trustee Limited
                  | 100% - England/Wales
                  |-----------------------------------------------

FOOTNOTES:

** Except for director-qualifying shares.

SUMMARY OF CHANGES TO ORGANIZATIONAL CHART:

JANUARY 1, 1995-DECEMBER 31, 1995

SEPTEMBER 1995

a. Lincoln National (Jersey) Limited was incorporated on September 18, 1995. Company is dormant and was formed for tax reasons per Barbara Benoit, Assistant Corporate Secretary at Lincoln UK.

JANUARY 1, 1996-DECEMBER 1, 1996

MARCH 1996

a. Delaware Investment Counselors, Inc. changed its name to Delaware Capital Management, Inc. effective March 29, 1996.

AUGUST 1996

a. Lincoln National (Gernsey) Limited was incorporated on August 9, 1996; company is dormant and was formed for tax reasons.

SEPTEMBER 1996

a. Morgan Financial Group, Inc. changed its name to Lincoln National Sales Corporation of Maryland effective September 23, 1996.

b. Addition of Lincoln Life & Annuity Company of New York, incorporated as a New York corporation on September 27, 1996.

OCTOBER 1996

a. Addition of Lincoln National (India) Inc., incorporated as an Indiana corporation on October 17, 1996.

NOVEMBER 1996

a. Lincoln National SBP Trustee Limited was bought "off the shelf" and was incorporated on November 26, 1996; it was formed to act as Trustee for Lincoln Staff Benefits Plan.

DECEMBER 1996

a. Addition of Lincoln National Investments, Inc., incorporated as an Indiana corporation on December 12, 1996.

JANUARY 1, 1997-DECEMBER 31, 1997

JANUARY 1997

a. Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc. were transferred via capital contribution to Lincoln National Investments, Inc. effective January 2, 1997.

b. Lincoln National Investments, Inc. changed its name to Lincoln National Investment Companies, Inc. effective January 24, 1997.

c. Lincoln National Investment Companies, Inc. changed its named to Lincoln National Investments, Inc. effective January 24, 1997.

d. The following Lincoln National (UK) subsidiaries changed their name effective January 1, 1997: Lincoln Financial Group PLC (fka Laurentian Financial Group PLC); Lincoln Milldon Limited (fka Laurentian Milldon Limited); Lincoln Management Services Limited (fka Laurentian Management Services Limited).

FEBRUARY 1997

a. Removal of Lincoln National Financial Group of Philadelphia, Inc., which was dissolved effective February 25, 1997.

MARCH 1997

a. Removal of Lincoln Financial Services, Inc., which was dissolved effective March 4, 1997.

APRIL 1997

a. Acquisition of Dougherty Financial Group, Inc. on April 30, 1997. Company then changed its name to Delvoy, Inc. The acquisition included the mutual fund group of companies as part of the Voyager acquisition. The following companies all then were moved under the newly formed holding company, Delvoy, Inc. effective April 30, 1997: Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Capital Management, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.

b. Acquisition of Voyager Fund Managers, Inc. and Voyager Fund Distributors, Inc. on April 30, 1997; merger is scheduled for May 31, 1997, for Voyager Fund Managers, Inc. into Delaware Management Company, Inc. and Voyager Fund Distributors, Inc. is to merge into Delaware Distributors, L.P.

c. Removal of Aseguradora InverLincoln, S.A. Compania de Seguros y Reaseguros, Grupo Financiero InverMexico. Stock was sold to Grupo Financiero InverMexico effective April 18, 1997.

MAY 1997

a. Name change of The Richard Leahy Corporation to Lincoln National Financial Institutions Group, Inc. effective May 6, 1997.

b. Voyager Fund Managers, Inc. merged into Delaware Management Company, Inc. effective May 30, 1997, at 10:00 p.m. with Delaware Management Company, Inc. surviving.

c. On May 31, 1997, at 2:00 a.m., Voyager Fund Distributors, Inc. merged into a newly formed company Voyager Fund Distributors (Delaware), Inc., incorporated as a Delaware corporation on May 23, 1997. Voyager Fund Distributors (Delaware), Inc. then merged into Delaware Distributors, L.P. effective May 31, 1997, at 2:01 a.m. Delaware Distributors, L.P. survived.

JUNE 1997

a. Removal of Lincoln National Sales Corporation of Maryland -- company dissolved June 13, 1997.

b. Addition of Lincoln Funds Corporation, incorporated as a Delaware corporation on June 10, 1997, at 2:00 p.m.

c. Addition of Lincoln Re, S.A., incorporated as an Argentina company on June 30, 1997.

JULY 1997

a. LNC Equity Sales Corporation changed its name to Lincoln Financial Advisors Corporation effective July 1, 1997.

b. Addition of Solutions Holdings, Inc., incorporated as a Delaware corporation on July 27, 1997.

SEPTEMBER 1997

a. Addition of Solutions Reinsurance Limited, incorporated as a Bermuda corporation on September 29, 1997.


OCTOBER 1997

a. Removal of the following companies: American States Financial Corporation, American States Insurance Company, American Economy Insurance Company, American States Insurance Company of Texas, American States Life Insurance Company, American States Lloyds Insurance Company, American States Preferred Insurance Company, City Insurance Agency, Inc. and Insurance Company of Illinois -- all were sold 10-1-97 to SAFECO Corporation.

b. Liberty Life Assurance Limited was sold to Liberty International Holdings PLC effective 10-6-97.

c.   Addition of Seguros Serfin Lincoln, S.A., acquired by LNC on 10-15-97.

DECEMBER 1997

a. Addition of City Financial Partners Ltd. as a result of its acquisition by Lincoln National Corporation on December 22, 1997. This company will distribute life assurance and pension products of Lincoln Assurance Limited.

b.   Removal of Lynch & Mayer Asia, Inc., which was dissolved December 24, 1997.

JANUARY 1, 1998-DECEMBER 31, 1998

JANUARY 1998

a. Addition of Cigna Associates, Inc., Cigna Financial Advisors, Inc. and Cigna Associates of Massachusetts, Inc., acquired by The Lincoln National Life Insurance Company on January 1, 1998. Cigna Associates of Massachusetts is 100% owned by Cigna Associates, Inc.

b. Removal of Lincoln National Mezzanine Corporation and Lincoln National Mezzanine Fund, L.P. Lincoln National Mezzanine Corporation was dissolved on January 12, 1998, and Lincoln National Mezzanine Fund, L.P. was cancelled January 12, 1998.

c. Corporate organizational changes took place in the UK group of companies on January 21, 1998: Lincoln Insurance Services Limited and its subsidiaries were moved from Lincoln National (UK) PLC to Lincoln Assurance Limited; Lincoln General Insurance Co. Ltd. was moved from Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

d. Addition of AnnuityNet, Inc., incorporated as an Indiana corporation on January 16, 1998, and a wholly-owned subsidiary of The Lincoln National Life Insurance Company.

JUNE 1998

a. Name Change of Cigna Financial Advisors, Inc. to Sagemark Consulting, Inc. effective June 1, 1998.

b. Name Change of Cigna Associates, Inc. to Lincoln National Insurance Associates, Inc. effective June 1, 1998.

c. Addition of Lincoln National Insurance Associates of Alabama, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as an Alabama domiciled corporation effective June 10, 1998.

d.   Dissolution of LUTM Nominees Limited effective June 10, 1998.

e.   Dissolution of Cannon Fund Managers Limited June 16, 1998.

f.   Dissolution of P.N. Kemp Gee & Co. Ltd. June 2, 1998.

JULY 1998

a. Name change of Cigna Associates of Massachusetts, Inc. to Lincoln National Insurance Associates of Massachusetts, Inc. effective July 22, 1998.

SEPTEMBER 1998

a. Removal of Lincoln Financial Group of Michigan, Inc., voluntarily dissolved September 15, 1998.

b. Name change of Lincoln Financial Group, Inc. to Lincoln Life and Annuity Distributors, Inc. on September 29, 1998.

c. Removal of Lincoln European Reinsurance S.A. -- company dissolved September 30, 1998.

d. Removal of Lincoln Funds Corporation -- company voluntarily dissolved September 30, 1998.

OCTOBER 1998

a. Addition of AnnuityNet Insurance Agency, Inc., incorporated as an Indiana corporation October 2, 1998, a wholly-owned subsidiary of AnnuityNet, Inc.

b. Removal of Lincoln National (India) Inc., voluntarily dissolved October 26, 1998.

DECEMBER 1998

a.   Removal of The Insurers' Fund, Inc., voluntarily dissolved December 10,
     1998.

b. Addition of Lincoln National Management Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Lincoln National Corporation, incorporated on December 17, 1998.

JANUARY 1, 1999-DECEMBER 31, 1999

JANUARY 1999

a. Lincoln Unit Trust Management changed its name on January 5, 1999, to Lincoln ISA Management Limited.

FEBRUARY 1999

a. Removal of Lincoln Southwest Financial Group, Inc. -- company's term of existence expired July 18, 1998.

JULY 1999

a. Addition of First Penn-Pacific Securities, Inc., incorporated as an Illinois corporation and a wholly-owned subsidiary of First Penn-Pacific Life Insurance Company on June 18, 1999.

b. Addition of Lincoln Realty Capital Corporation, incorporated as an Indiana corporation and a wholly-owned subsidiary of The Lincoln National Life Insurance Company on July 9, 1999.

AUGUST 1999

a. Deletion of Professional Financial Planning, Inc. - company dissolved August 25, 1999.

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NOVEMBER 1999

a. Addition of Lincoln National Insurance Associates of Hawaii, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as a Hawaii domiciled corporation effective December 8, 1998.

b. Addition of AnnuityNet of Alabama, Inc., an Alabama corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 4, 1999.

c. Addition of AnnuityNet of New Mexico, Inc., a New Mexico corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 1, 1999.

DECEMBER 1999

a. Addition of Wakefield Tower Alpha Limited, a Cayman Islands Corporation, effective December 15, 1999, with 100% of the ordinary shares owned by The Lincoln National Life Insurance Company. One (1) G Share is held by a third party.

b. Addition of Delaware General Management, Inc. (DGM), a Delaware Corporation and wholly owned subsidiary of Delvoy, Inc., effective December 9, 1999. The corporation was formed to act as the general partner of the Delaware Market Neutral Equity Fund, L.P.

JANUARY 1, 2000-DECEMBER 31, 2000

JANUARY 2000

a. Addition of AnnuityNet Insurance Agency of Massachusetts, Inc., a Massachusetts Corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on January 1, 2000.

FEBRUARY 2000

a. Addition of The Kyoei Lincoln Reinsurance Services Co., Ltd., a Japanese Corporation in which Lincoln National Corporation has a 90% ownership interest. The remaining 10% is owned by The Kyoei Life Insurance Co., Ltd. The date of incorporation in Japan was February 29, 2000.

MARCH 2000

a. Name change of Underwriters & Management Services, Inc. to Lincoln Re Risk Management Services, Inc. effective March 1, 2000.

b. Lincoln National Corporation disposed of its 49% investment in Seguros Serfin Lincoln, S.A. effective March 30, 2000.

APRIL 2000

a. Lincoln Life and Annuity Distributors, Inc. stock was transferred via capital contribution from Lincoln National Corporation to The Lincoln National Life Insurance Company effective April 7, 2000.

b. Change in ownership percentage of Lincoln National Insurance Associates of Ohio, Inc. from a 91% owned subsidiary to a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. effective April 17, 2000.

c. Reinstatement of Lincoln Southwest Financial Group, Inc. in the State of Arizona effective April 25, 2000.

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MAY 2000

a. Change in ownership percentage of AnnuityNet, Inc. from a wholly-owned subsidiary of The Lincoln National Life Insurance Company to a 44.9% ownership interest effective May 8, 2000.

b. Addition of LFA, Limited Liability Company, an Indiana limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 11, 2000.

c. Addition of LFA of Delaware, Limited Liability Company, a Delaware limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 16, 2000.

d. Dissolution of Lynch & Mayer Securities Corp. (Delaware corporation) effective May 9, 2000.

NOVEMBER 2000

a. Dissolution of Lynch & Mayer, Inc. (Indiana corporation) effective November 30, 2000.

DECEMBER 2000

a. Name change of Sagemark Consulting, Inc. to Lincoln Financial Distributors, Inc. effective December 4, 2000.

b. Dissolution of Vantage Global Advisors, Inc. (Delaware corporation) effective December 31, 2000.

JANUARY 1, 2001-DECEMBER 31, 2001

JANUARY 2001

a. Dissolution of Lincoln Investment Management, Inc. (Illinois corporation) effective January 11, 2001.

FEBRUARY 2001

a. Addition of Lincoln Retirement Services Company, LLC, an Indiana Limited Liability Company and wholly-owned subsidiary of The Lincoln National Life Insurance Company, formed February 28, 2001.

APRIL 2001

a. Addition of LFD Insurance Agency, Limited Liability Company, a Delaware Limited Liability Company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed April 25, 2001.

JUNE 2001

a. Addition of Lincoln Re (Ireland) Limited, an Ireland corporation and wholly-owned subsidiary of Lincoln National Reinsurance Company (Barbados) Limited, incorporated June 20, 2001.

JULY 2001

a. Addition of Select Capital, LLC, an Indiana Limited Liability Company and wholly-owned subsidiary of The Lincoln National Life Insurance Company, formed July 17, 2001.

b. Addition of Pegasus Capital, LLC, an Indiana Limited Liability Company and 99% owned subsidiary of Select Capital, LLC, formed July 17, 2001.

AUGUST 2001

a. Lincoln National (UK) PLC makes the following name changes, additions and dissolution of companies as follows:

          1) Dissolution of Allied Westminster & Company Limited effective
             May 8, 2001;
          2) Dissolution of Culverin Property Services Limited effective
             May 8, 2001;
          3) Dissolution of HUTM Limited effective March 9, 1999;
          4) Dissolution of Liberty Life Pension Trustee Company Limited effective April 24, 2001;
          5) Dissolution of UK Mortgage Securities Limited effective
             November 24, 998;
          6) Dissolution of Liberty Press Limited [Printing Services] effective March 23, 1999;
          7) Dissolution of Barnwood Developments Limited effective
             May 22, 2001;
          8) Dissolution of British National Life Sales Ltd. effective June 12, 2001;
          9) Dissolution of BNL Trustees Limited effective May 8, 2001;
         10) Dissolution of CL CR Management Ltd. effective November 17, 1998;
         11) Dissolution of Lincoln National Training Services Limited effective March 16, 1999;
         12) Name change of ILI Supplies Limited to Liberty Press Limited;
         13) Name change of Lincoln ISA Management Limited to Financial Alliances Limited;
         14) Reporting change for Laurtrust Limited from Lincoln Financial Group PLC to Lincoln National (UK) PLC;
         15) Addition of Lincoln Executive Club Trustee Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated
             February 23, 1999 (currently dormant);
         16) Addition of Consumers Financial Education Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated
             December 1, 1999 (currently dormant).

DECEMBER 2001

a. Removal of the following companies as a result of the December 7, 2001, sale to Swiss Re:

          1) The Kyoei Lincoln Reinsurance Services Co., Ltd.
          2) Lincoln National (China) Inc.
          3) Lincoln National Health & Casualty Insurance Company
          4) Lincoln National Intermediaries, Inc.
          5) Lincoln National Management Services, Inc.
          6) Lincoln National Reassurance Company
          7) Lincoln National Reinsurance Company Limited
          8) Lincoln National Risk Management, Inc.
          9) Lincoln National Structured Settlement, Inc.
         10) Lincoln National Underwriting Services, Ltd.
         11) Lincoln Re Risk Management Services, Inc.
         12) Lincoln Re, S.A.
         13) Linsco Reinsurance Company
         14) Old Fort Insurance Company, Ltd.
         15) Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.
         16) Solutions Holdings, Inc.
         17) Solutions Reinsurance Limited
         18) Special Pooled Risk Administrators, Inc.

JANUARY 1, 2002 - DECEMBER 31, 2002

JANUARY 2002

a.       Lincoln National (UK) PLC makes the following changes:

          1) Dissolution of Lincoln Pension Trustees Limited effective January 15, 2002;
          2) Reporting change for Financial Alliances Limited to Lincoln National (UK) PLC;
          3) Reporting change for Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

MARCH 2002

a. Addition of Lincoln Administration Services Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated March 11, 2002 (currently inactive).

APRIL 2002

a. Dissolution of Financial Investment Services, Inc. (Indiana corporation) effective April 2, 2002.

b. Dissolution of Financial Alternative Resources, Inc. (Kansas corporation) effective April 3, 2002.

c. Dissolution of Financial Investments, Inc. (Indiana corporation) effective April 26, 2002.

d. Change in ownership interest of AnnuityNet, Inc. from a 44.9% combined LNL and LNC ownership interest to a 24.0% combined LNL and LNC ownership interest effective April 5, 2002.

MAY 2002

a. Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc:

     1)  Colorado-Lincoln Financial Group, Inc. (Colorado) effective
         December 17, 2001;
     2)  Lincoln National Financial Services, Inc. (Florida) effective
         December 17, 2001;
     3)  CMP Financial Services, Inc. (Illinois) effective January 11, 2002;
     4) Lincoln Financial Group of Northern Indiana, Inc. (Indiana) effective December 13, 2001;
     5)  Financial Planning Partners, Ltd. (Kansas) effective December 18, 2001;
     6) The Lincoln National Financial Group of Louisiana, Inc. (Louisiana) effective December 20, 2001;
     7)  Lincoln Cascades, Inc. (Oregon) effective December 21, 2001.

b.   Delaware Investments makes the following changes:

     1) Addition of Delaware Investments U.S., Inc., a Delaware corporation and a wholly-owned subsidiary of DMH Corp., incorporated on June 28, 2001;
     2) Addition of DIAL Holding Company, Inc., a Delaware corporation and a wholly-owned subsidiary of DMH Corp., incorporated on June 27, 2001;
     3) Merger of Delvoy, Inc., a Minnesota corporation and wholly-owned subsidiary of DMH Corp., into Delaware Investments U.S., Inc., effective June 28, 2001;
     4) Effective February 28, 2001, LNC Administrative Services Corporation transferred from being a wholly-owned subsidiary of Lincoln National Corporation to being a wholly-owned subsidiary of Retirement Financial Services, Inc.

c. Dissolution of the following corporate agency subsidiary of Lincoln Life and Annuity Distributors, Inc.:

     1) Lincoln Financial Group of Missouri, Inc. (Missouri) effective June 14, 2002.

d. Sale of Lincoln Re (Ireland) Limited to Swiss Re Management Luxembourg S.A. effective May 30, 2002.

e.   City Financial Partners Limited stock was acquired by Lincoln National
     (UK) PLC from Lincoln National Corporation effective January 20, 2000.

JULY 2002

a. Dissolution of Founders CBO Corporation (Delaware corporation) effective July 15, 2002.

AUGUST 2002

a. Cancellation of Founders CBO, L.P. (Delaware Limited Partnership) effective August 15, 2002. [Note: This partnership was dissolved 7/15/02; however, the official partnership cancellation was not effective until the Certificate of Cancellation filing on 8/15/02.]

b. Dissolution of The Financial Resources Department, Inc. (Michigan corporation) effective August 22, 2002.

c. Acquisition of The Administrative Management Group, Inc., an Illinois corporation and employee benefits recordkeeping firm, as a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective August 30, 2002.

d. Acquisition of AMG Service Corp., an Illinois corporation and wholly-owned subsidiary of The Administrative Management Group, Inc., effective August 30, 2002.


SEPTEMBER 2002

a. Dissolution of The Investment Center, Inc. (Tennessee corporation) effective September 6, 2002.

b. Change in ownership of Lincoln Financial Group, Inc. (an Alabama corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributor, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective September 20, 2002.

c. Change in ownership of Lincoln Financial Services and Insurance Brokerage of New England, Inc. (a Massachusetts corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective September 20, 2002.

OCTOBER 2002

a. Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc.:

     1) Financial Consultants of Michigan, Inc. (Michigan) effective August 19, 2002;
     2)  Lincoln Financial Group, Inc. (New Mexico) effective
         September 27, 2002;
     3)  Lincoln Financial Group, Inc. (Utah) effective May 21, 2002.

b. Dissolution of The Investment Group, Inc. (New Jersey corporation) effective October 21, 2002.

NOVEMBER 2002

a. Change in ownership of Lincoln Financial Advisors Corporation (an Indiana corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective November 1, 2002.

b. Change in ownership of Lincoln Financial and Insurance Services Corporation (a California corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective November 18, 2002. California Fringe Benefit and Insurance Marketing Corporation will remain as its wholly-owned subsidiary.

c. Dissolution of Founders Holdings, Inc. (Delaware General Partner) effective November 27, 2002.

DECEMBER 2002

a. Dissolution of Lincoln Life and Annuity Distributors, Inc. (Indiana corporation) effective December 11, 2002.

b. Dissolution of The Financial Alternative, Inc. (Utah corporation) effective December 9, 2002.

JANUARY 2003

a. Dissolution of the following corporate agency subsidiary of Lincoln Life and Annuity Distributors, Inc.:

     1) Benefits Marketing Group, Inc. (Maryland corporation) effective January 16, 2003.

FEBRUARY 2003

a. Administrative dissolution of Personal Financial Resources, Inc. (Arizona corporation) a subsidiary of Lincoln National Financial Institutions Group, Inc., effective February 7, 2000.

b. Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc.:
     1) Beardslee & Associates, Inc. (New Jersey corporation) effective February 11, 2003;
     2) Lincoln Southwest Financial Group, Inc. (Arizona corporation) effective February 25, 2003.

c. Formation of Lincoln Variable Insurance Products Trust, a Delaware Business Trust, effective February 1, 2003. Legal ownership resides with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. Beneficial ownership resides with the contract owners. Under the Holding Company Act, a company is not deemed to be an affiliate of an insurer unless they are under common control with one entity beneficially owning ten percent or more of the voting securities of another entity. The Trust is not considered to be an affiliate and is being shown on the Organization Chart for informational purposes only.

MARCH 2003

a. Name change of First Penn-Pacific Securities, Inc. to Lincoln Retirement Advisors, Inc. effective March 25, 2003.

APRIL 2003

a. Effective April 30, 2003, the following funds become a series of Lincoln Variable Insurance Products Trust; Aggressive Growth Fund; Bond Fund; Capital Appreciation Fund; Equity-Income Fund; Global Asset Allocation Fund; Growth and Income Fund; International Fund; Managed Fund; Money Market Fund; Social Awareness Fund; Special Opportunities Fund.

b. Dissolution of Personal Investment Services, Inc. (Pennsylvania corporation), a subsidiary of Lincoln National Financial Institutions Group, Inc., effective April 10, 2003.

MAY 2003

a. Dissolution of Financial Choices, Inc. (Pennsylvania corporation), a subsidiary of Lincoln National Financial Institutions Group, Inc., effective May 16, 2003.

JULY 2003

a. Change in ownership interest of AnnuityNet, Inc. from a 24.0% combined LNL and LNC ownership interest to a 13.1% combined LNL and LNC ownership interest effective July 1, 2003.